UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

BARNES & NOBLE EDUCATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2023, as part of its periodic review of the governing documents of Barnes & Noble Education, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) approved amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”) to address matters relating to the universal proxy rules (the “Universal Proxy Rules”) set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including requiring: (a) the stockholder’s nomination notice to include a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of shares entitled to vote on the election of directors (Article III, Section 3(a)); (b) the stockholder to comply with the Universal Proxy Rules (Article III, Section 3(c)) and, upon request by the Company, provide reasonable evidence thereof prior to the stockholder meeting (Article III, Section 3(d)); and (c) the stockholder to use a proxy card color other than white, which is reserved for the exclusive use of the Board (Article II, Section 9).

The By-Laws reflecting these amendments became effective immediately upon approval by the Board.

The foregoing description of the changes made to the Company’s By-Laws is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Barnes & Noble Education, Inc., effective as of October 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: October 12, 2023	By:	/s/ Michael C. Miller
	Name:	Michael C. Miller
	Title:	Executive Vice President, Corporate Development & Affairs and Chief Legal Officer